14. SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

Subsequent to the year end the Company exercised its option agreements on the notes payable and entered into two separate agreements to acquire additional oil and gas leases in the Peace River formation from related parties. The Company will acquire at total of 29 leases comprising approximately 30,700 hectares (75,860 acres). The transaction price will be determined based on the fair market value of the leases as determined by an independent third party. The Company will fund the acquisition of these leases by converting the outstanding balances including accrued interest on the notes receivable from these related parties and the issuance of restricted shares of stock in the Company for the difference between the fair market value of the leases and the carrying value of the notes receivable.